SIX CIRCLES FUNDS

Six Circles Credit Opportunities Fund

(a series of Six Circles Trust)

Supplement dated September 19, 2025

to the Summary Prospectus dated May 1, 2025, as amended

Effective September 30, 2025, Kewjin Yuoh will no longer be a portfolio manager for the Six Circles Credit Opportunities Fund (“the Fund”) and Gregory Benz and Ty Kern will be added as portfolio managers for the Fund. As a result, the portfolio manager information for Lord Abbett & Co. LLC (“Lord Abbett”) for the Fund in the “Risk/Return Summary — Management — Sub-Advisers” section of the Summary Prospectus is hereby deleted in its entirety and replaced with the following:

LORD ABBETT

Portfolio Manager	Managed the Fund Since	Primary Title with Sub-Adviser
Andrew H. O’Brien	2020	Partner and Portfolio Manager
Robert A. Lee	2020	Partner and Co-Head of Taxable Fixed Income
Steven F. Rocco, CFA	2020	Partner and Co-Head of Taxable Fixed Income
Adam C. Castle, CFA	2021	Partner and Portfolio Manager
Harris A. Trifon	2021	Partner and Portfolio Manager
Yoana N. Koleva, CFA	2022	Partner and Portfolio Manager
Gregory Benz, CFA	2025	Managing Director and Portfolio Manager
Ty Kern	2025	Managing Director and Portfolio Manager

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

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SUPP-6C-PR-925